SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008 (June 18, 2008)

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 333-130584	52 2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12061 Bluemont Way, Reston, Virginia 20190
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to Section 2.02(a) and (c) of the Indenture dated as of October 1, 2000, as subsequently amended and supplemented (the “ Indenture”), between SLM Corporation (the “Company”), and The Bank of New York, as successor to J.P. Morgan Chase Bank, National Association, as trustee (the “Trustee”), on June 18, 2008, the Company delivered to the Trustee an officers’ certificate (the Officers’ Certificate”) setting forth the terms of the Notes issued pursuant to the Company’s Medium Term Notes, Series A program, under the Company’s registration statement on Form S-3 (File No. 333-130584) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company is filing herewith the Officers’ Certificate.

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits

	4.1	Officers’ Certificate dated as of June 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ John F. Remondi
Name:	John F. Remondi
Title:	Vice Chairman and
Chief Financial Officer

Date:  June 19, 2008

INDEX TO EXHIBITS

(d)                                 Exhibits

4.1                                           Officers’ Certificate dated as of June 18, 2008